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                                                                    EXHIBIT 10.7

                                                                         [STAMP]


                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of April 14, 1999 by SENETEK PLC, a corporation organized under the laws of England (the "Company"), and each of the undersigned (each a "Guarantor", and collectively with the Company, the "Grantors") and SILVER CREEK INVESTMENTS, Ltd., a British Virgin Islands company, as Collateral Agent for the benefit of the Purchasers under the Purchase Agreement (as defined below) (the "Collateral Agent"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement;

                                   WITNESSETH:

      WHEREAS, the Company has entered into the Securities Purchase Agreement dated as of the date hereof between the Company and the Purchasers (as from time to time amended, revised, modified, supplemented or amended and restated, the "Purchase Agreement"); and

      WHEREAS, as collateral security for payment and performance of its Obligations, the Company is willing to grant to the Purchasers a security interest in certain of its personal property and assets pursuant to the terms of this Agreement; and

      WHEREAS, each Guarantor will materially benefit from purchase of the Securities by the Purchasers pursuant to the Purchase Agreement and each Guarantor is a party to that certain Guaranty Agreement (the "Guaranty"), dated as of the date hereof, pursuant to which each Guarantor guaranteed the Obligations of the Company; and

      WHEREAS, as collateral security for payment and performance of its Obligations (as defined in the Guaranty) under the Guaranty, each Guarantor is willing to grant to the Collateral Agent for the benefit of the Purchasers a security interest in certain of its personal property and assets; and

      WHEREAS, the Purchasers are unwilling to enter into the Purchase Agreement unless the Company and the Collateral Agent on behalf of the Purchasers enter into this Agreement;

      NOW, THEREFORE, in order to induce the Purchasers to enter into the Purchase Agreement, and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows.

      1. Grant of Security Interest. As collateral security for the payment, performance, and satisfaction of all the Guarantors' Obligations (as defined in the Guaranty) and all of the

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Company's Obligations under the Purchase Agreement (collectively, the "Secured
Obligations"), each Grantor hereby affirms, grants, pledges and assigns to the Collateral Agent for the benefit of the Purchasers and grants to the Collateral Agent for the benefit of the Purchasers a continuing FIRST priority security interest in and to all of the property of such Grantor, subject to Permitted Liens, whether now owned or existing or hereafter acquired or arising and wheresoever located, including without limitation the following:

            (a) All accounts, accounts receivable, contracts, notes, bills, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations (other than those generated solely by Receivable Financing and by the assets set forth on Annex 1 hereto (the "Product Line Assets") at any time owing to each Grantor arising out of goods sold or leased or for services rendered by such Grantor, including without limitation accounts receivable and contract rights arising under agreements to which the Grantor is a party, the proceeds thereof and all of such Grantor's rights with respect to any goods represented thereby, whether or not delivered, goods returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including repletion and reclamation, together with all customer lists, books and records, ledger and account cards, computer tapes, software, disks, printouts and records, whether now in existence or hereafter created, relating thereto (collectively referred to hereinafter as "Accounts");

            (b) All inventory (other than inventory financed by Inventory Financing and Product Line Assets) of each Grantor wherever located in the United States of America and any state, district, territory or other political subdivision thereof or the United Kingdom or in any other foreign country, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "Inventory");

            (c) All goods of each Grantor, including without limitation, all machinery, equipment (except equipment set forth on Schedule 8.8 of the Purchase Agreement and Product Line Assets), parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, finishings, fixtures and articles of tangible personal property of every description now or hereafter owned by such Grantor or in which such Grantor may have or may hereafter acquire any interest, at any location (collectively referred to hereinafter as "Equipment");

            (d) All general intangibles (other than Product Line Assets) of each Grantor in which a Grantor now has or hereafter acquires any rights, including but not limited to, causes of action, corporate or business records, inventions, designs, goodwill, trade names, trade secrets, trade processes, patents, licenses, permits, franchises, customer lists, computer programs, all


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claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as "Intangibles");

            (e) All rights now or hereafter accruing to each Grantor under contracts, leases, agreements or other instruments to performing services, to hold and use land and facilities, and to enforce all rights thereunder (collectively referred to hereinafter as "Contract Rights");

            (f) All books and records relating to any of the Collateral (as hereinafter defined) (including, without limitation, customer data, credit files, computer programs, printouts, and other computer materials and records of each Grantor pertaining to any of the foregoing); and

            (g) All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including without limitation proceeds of insurance policies insuring the Collateral (as hereinafter defined).

            All of the property and interests in property described in subsections (a) through (g) and all other property and interests in personal property which shall, from time to time, secure the Secured Obligations are herein collectively referred to as the "Collateral."

      2. Financing Statements. At the time of execution of this Agreement, each Grantor shall have furnished the Collateral Agent for the benefit of the Purchasers with properly executed financing statements, registrar's certificates, amendments and assignments as prescribed by the Uniform Commercial Code as presently in effect in the states where the Collateral is located, prepared and approved by the Collateral Agent for the benefit of the Purchasers in form and number sufficient for filing in each jurisdiction set forth on
Schedule 1 hereto, in order that the Collateral Agent for the benefit of the Purchasers shall have a duly perfected first priority security interest of record in the Collateral, to the extent a security interest in such Collateral can be perfected by filing a financing statement, following the filing of such financing statements with the appropriate local and state governmental authorities, subject to no prior Lien or encumbrance or restriction on transfer (other than as imposed by applicable securities laws) other than Permitted Liens. Each Grantor shall execute as reasonably required by the Collateral Agent for the benefit of the Purchasers any additional financing statements or other documents to effect the same, together with any necessary continuation statements so long as this Agreement remains in effect.

      3. Maintenance of Security Interest. Each Grantor will, from time to time, upon the request of the Collateral Agent for the benefit of the Purchasers, deliver specific assignments of Collateral, together with such other instruments and documents, financing statements, amendments thereto, assignments or other writings as the Collateral Agent for the benefit of the Purchasers may request to carry out the terms of this Agreement or to protect or enforce the security interest of the Collateral Agent for the benefit of the Purchasers in the Collateral.


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      With respect to any and all Collateral to be secured and conveyed under this Agreement, each Grantor agrees to do and cause to be done all things necessary to perfect and keep in full force the security interest granted in favor of the Collateral Agent for the benefit of the Purchasers, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect or continue a security interest in the Collateral in favor of the Collateral Agent for the benefit of the Purchasers.

      Each Grantor agrees to make appropriate entries upon its financial statements and books and records disclosing the security interest granted hereunder to the Collateral Agent for the benefit of the Purchasers.

      4. Receipt of Payment. If an Event of Default shall occur and be continuing and a Grantor (or any of its affiliates, subsidiaries, stockholders, directors, officers, employees or agents on behalf of such Grantor) shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, such Grantor shall hold all such items of payment in trust for the Collateral Agent for the benefit of the Purchasers and as the property of the Collateral Agent for the benefit of the Purchasers, separate from the funds of such Grantor, and no later than the second Business Day following the receipt thereof, at the election of the Collateral Agent for the benefit of the Purchasers, such Grantor shall cause the same to be forwarded to the Collateral Agent for the benefit of the Purchasers for its custody and possession as additional Collateral.

      5. Covenants. Each Grantor covenants with the Collateral Agent for the benefit of the Purchasers that from and after the date of this Agreement until termination hereof in accordance with Section 28 hereof:

            (a) Inspection. The Collateral Agent for the benefit of the Purchasers (by any of its officers, employees and agents) shall have the right upon reasonable prior notice to an executive officer of such Grantor, and at any reasonable times during such Grantor's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, so long as no Event of Default has occurred and is continuing, with the prior consent of the Grantors (which consent shall not be unreasonably withheld), (a) to discuss such Grantor's affairs and finances with any Person (other than any Person obligated to repay, or otherwise liable under any document or instrument which constitutes, any Account (an "Account Debtor" and, collectively, "Account Debtors")) and (b) to verify with any Person (other than Account Debtors) the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor's affairs and finances with such Grantor's Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral and such Account Debtors. Upon or after the occurrence and during the continuation of an Event of Default, the Collateral Agent for the benefit of the Purchasers may at any time and from time to time employ and maintain on such Grantor's premises a custodian selected by the Collateral Agent for the benefit of the Purchasers who shall have full authority to do all acts necessary to protect the interest of the Collateral


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Agent for the benefit of the Purchasers. All expenses incurred by the Collateral
Agent for the benefit of the Purchasers by reason of the employment of such custodian shall be paid by such Grantor, added to the Secured Obligations and secured by the Collateral.

            (b) Assignments, Records and Schedules of Accounts. Each Grantor shall keep accurate and complete records of its Accounts ("Account Records") and from time to time at intervals designated by the Collateral Agent for the benefit of the Purchasers such Grantor shall provide the Collateral Agent for the benefit of the Purchasers with a schedule of Accounts in form and substance reasonably acceptable to the Collateral Agent for the benefit of the Purchasers describing all Accounts created or acquired by such Grantor ("Schedule of Accounts"); provided, however, that such Grantor's failure to execute and deliver any such Schedule of Accounts shall not affect or limit the security interest or other rights in and to any Accounts of the Collateral Agent for the benefit of the Purchasers. If requested by the Collateral Agent for the benefit of the Purchasers, each Grantor shall furnish the Collateral Agent for the benefit of the Purchasers with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "Account Documents") and such other matter and information relating to the status of then existing Accounts as the Collateral Agent for the benefit of the Purchasers shall reasonably request. No Grantor shall remove any Account Records or Account Documents or change its chief executive offices from the locations set forth in Exhibit A hereto without 30 days' prior written notice to the Collateral Agent for the benefit of the Purchasers as provided in Section 29 hereof and delivery to the Collateral Agent for the benefit of the Purchasers by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary in the determination of the Collateral Agent for the benefit of the Purchasers to maintain the security interests granted hereunder.

            (c) Notice Regarding Disputed Accounts. In the event any amounts due and owing in excess of $50,000 individually, or $100,000 in the aggregate amount, are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Collateral Agent for the benefit of the Purchasers with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

            (d) Verification of Accounts. If an Event of Default has occurred and is continuing, any of the Collateral Agent's officers, employees or agents shall have the right, at any reasonable time or times hereafter, to verify with Account Debtors the validity, amount or any other matter relating to any Accounts and, whether or not a Default or Event of Default has occurred, any of the Collateral Agent's officers, employees or agents shall have the right to verify the same with any Grantor.

            (e) Change of Trade Styles. No Grantor shall change, amend, alter, terminate, or cease using its material trade names or styles under which it sells Inventory as of the date of this Agreement ("Trade Styles"), or use additional Trade Styles, without giving the Collateral Agent at least 30 days' prior written notice and delivery to the Collateral Agent for the benefit of


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the Purchasers by the applicable Grantor prior to such removal, change, amendment, alteration, or use, of executed financing statements, amendments and other documents necessary in the determination of the Collateral Agent for the benefit of the Purchasers to maintain the security interests granted hereunder.

            (f) Safekeeping of Inventory. Each Grantor shall be responsible for the safekeeping of its Inventory, and in no event shall the Collateral Agent have any responsibility for the following (unless any of the following results directly and primarily from the Collateral Agent's gross negligence or willful misconduct):

                  (i) Any loss or damage to Inventory or destruction thereof occurring or arising in any manner or fashion from any cause;

                  (ii) Any diminution in the value of Inventory; or

                  (iii) Any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling Inventory.

            (g) Location, Records and Schedules of Inventory. Each Grantor shall keep correct and accurate records itemizing and describing the kind, type, location and quantity of Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and shall furnish to the Collateral Agent for the benefit of the Purchasers from time to time at reasonable intervals designated by the Collateral Agent for the benefit of the Purchasers, a current schedule of Inventory ("Schedule of Inventory") based upon its most recent physical inventory and its daily inventory records. Each Grantor shall conduct a physical inventory, no less than annually, and shall furnish to the Collateral Agent for the benefit of the Purchasers such other documents and reports thereof as the Collateral Agent for the benefit of the Purchasers shall reasonably request with respect to the Inventory. Subject to compliance at all times with Sections 8(c),
(d) and (e), no Grantor shall, other than in the ordinary course of business in connection with its sale, remove any material amount of Inventory from the locations set forth on Exhibit B hereto to a location not also set forth on Exhibit B hereto, each of such locations being owned by a Grantor unless otherwise indicated, without 30 days' prior written notice to the Collateral Agent for the benefit of the Purchasers as provided in Section 29 hereof and delivery to the Collateral Agent for the benefit of the Purchasers by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary in the determination of the Collateral Agent for the benefit of the Purchasers to maintain the security interests granted hereunder.

            (h) Returns of Inventory. If any Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $50,000 on any individual Account or $100,000 in the aggregate on any Accounts of such Account Debtor, such Grantor shall notify the Collateral Agent for the benefit of the Purchasers in writing of the same as soon as practicable.


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            (i) Evidence of Ownership of Equipment. The Grantors, as soon as practicable following a reasonable request therefor by the Collateral Agent for the benefit of the Purchasers, shall deliver to the Collateral Agent for the benefit of the Purchasers any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

            (j) Location Records and Schedules of Equipment. The Grantors shall maintain accurate, itemized records itemizing and describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Collateral Agent for the benefit of the Purchasers upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter. No Grantor shall remove any material portion of the Equipment from the locations set forth in Exhibit C hereto to a location not also set forth on Exhibit C hereto without at least 30 days' prior written notice to the Collateral Agent for the benefit of the Purchasers as provided in Section 29 hereof and delivery to the Collateral Agent for the benefit of the Purchasers by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

            (k) Sale or Mortgage of Equipment. Other than in the ordinary course of business with respect to disposition of obsolescent Equipment or replacement of Equipment with other Equipment performing similar functions and having similar or better utility and value, no Grantor shall sell, exchange, lease, mortgage, encumber, pledge or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of the Collateral Agent for the benefit of the Purchasers.

            (1) Maintenance of Equipment. Each Grantor shall keep and maintain its Equipment in good operating condition and repair, ordinary wear and tear excepted. No Grantor shall permit any such items to become a fixture to real property (unless such Grantor has granted the Collateral Agent for the benefit of the Purchasers a lien on such real property) or accessions to other personal property.

            (m) Transfers and Other Liens. Each Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for dispositions permitted under Sections 5(g) and 5(k) hereof, (ii) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the security interests created by this Agreement or other Permitted Liens under the Purchase Agreement, or (iii) take any other action in connection with any of the Collateral that would materially impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Collateral Agent for the benefit of the Purchasers.

     6. Warranties and Representations Regarding Collateral Generally. Each Grantor warrants and represents that:


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            (a) It is and, except as permitted by the Purchase Agreement and
Section 5(m) hereof, will continue to be the owner of the Collateral hereunder, now owned and upon the acquisition of the same, free and clear of all Liens, claims, encumbrances and security interests other than the security interest in favor of the Collateral Agent for the benefit of the Purchasers hereunder and Permitted Liens, and that it will defend such Collateral and any products and proceeds thereof against all material claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Collateral Agent for the benefit of the Purchasers.

            (b) It has the unqualified right to enter into this Agreement and to perform its terms.

            (c) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, or (ii) for the perfection of or the exercise by the Collateral Agent for the benefit of the Purchasers of its rights and remedies hereunder, except for the filings required by the Uniform Commercial Code.

            (d) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral purported to be granted by such Grantor hereunder is on file in any recording office, except such as may have been filed in favor of the Collateral Agent for the benefit of the Purchasers and Permitted Liens.

      7. Account Warranties and Representations. With respect to its Accounts, each Grantor warrants and represents to the Collateral Agent for the benefit of the Purchasers that the Collateral Agent for the benefit of the Purchasers may rely on the following representations made by such Grantor and on representations made on any Schedule of Accounts prepared and delivered by it:

            (a) All Account Records and Account Documents are located only at such Grantor's locations as set forth on Exhibit A attached hereto and incorporated herein by reference or at such other locations as to which the Grantor has notified the Collateral Agent for the benefit of the Purchasers in writing not less than 30 days prior to such relocation;

            (b) The Accounts are genuine, are in all material respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document;

            (c) The Accounts cover bona fide sales and deliveries of Inventory usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business;

            (d) The amounts of the face value shown on any Schedule of Accounts or invoice statement delivered to the Collateral Agent for the benefit of the Purchasers with respect


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to any Account, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $60,000 in the aggregate, or greater than $30,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto;

            (e) Except for conditions generally applicable to such Grantor's industry and markets, there are no facts, events, or occurrences currently known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value to the Grantors taken as a whole, or in the aggregate materially reduce the amount payable under all Accounts of the Grantors taken as whole;

            (f) The goods or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Collateral Agent for the benefit of the Purchasers and Permitted Liens;

            (g) The Accounts have not been pledged to any Person other than to the Collateral Agent for the benefit of the Purchasers under this Agreement and will be owned by such Grantor free and clear of any Liens, claims, encumbrances or security interests except Permitted Liens;

            (h) The security interest of the Collateral Agent for the benefit of the Purchasers therein will not be subject to any offset, deduction, counterclaim, Lien or other adverse condition, other than Permitted Liens; and

            (i) The location of its chief executive office and any state in which it (i) has a place of business in only one county of such state or (ii) resides in such state (within the meaning of the applicable Uniform Commercial
Code) but does not have any place of business in such state, is set forth on Exhibit A attached hereto and incorporated herein by reference and each Grantor shall deliver to the Collateral Agent not less than 30 days' written notice prior to any change of such location or status of places of business or residency

      8. Inventory Warranties and Representations. With respect to its Inventory, each Grantor warrants and represents to the Collateral Agent for the benefit of the Purchasers that the Collateral Agent for the benefit of the Purchasers may rely on the following representations made by such Grantor on or with respect to any Inventory:

            (a) All Inventory, other than Inventory having a value of less than $30,000 in each location, is located only at such Grantor's locations as set forth on Exhibit B attached hereto and incorporated herein by reference;


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            (b) None of its Inventory is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Collateral Agent for the benefit of the Purchasers hereunder and Permitted Liens;

            (c) No Inventory of such Grantor that would reasonably be likely, in the aggregate with the Inventory of all Grantors, to be of value in excess of $30,000 is, and shall not at any time or times hereafter be, stored with a bailee, warehouseman, or similar party without the Collateral Agent's prior written consent which consent shall not be unreasonably withheld and, if the Collateral Agent gives such consent, such Grantor will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to the Collateral Agent for the benefit of the Purchasers upon its request therefor, in form and substance reasonably acceptable to the Collateral Agent for the benefit of the Purchasers, warehouse receipts therefor in the name of the Collateral Agent for the benefit of the Purchasers and take such other action and be party to such document as deemed necessary or prudent by the Collateral Agent for the benefit of the Purchasers to maintain the security interest of the Collateral Agent for the benefit of the Purchasers in such Inventory;

            (d) No Inventory is, and shall not at any time or times hereafter be, under consignment to any Person, the value of which, when aggregated with all other Inventory under consignment of such Grantor and all Grantors, would exceed $30,000; and

            (e) No Inventory, without the prior written consent of the Collateral Agent upon 30 days' prior notice to the Collateral Agent, is at or shall be kept at any location that is leased by such Grantor from any other Person, the value of which, when aggregated with all other Inventory kept at any location which is leased by all Grantors, would exceed $30,000, unless such location and lessee is set forth on Exhibit B hereto and the Grantor has used its best efforts to have the lessor waive its rights with respect to such Inventory in form and substance acceptable to the Collateral Agent for the benefit of the Purchasers and delivered in writing to the Collateral Agent for the benefit of the Purchasers prior to such amount of Inventory being at such one or more locations.

      9. Equipment Representations and Warranties. With respect to its Equipment, each Grantor warrants and represents to the Collateral Agent for the benefit of the Purchasers that the Collateral Agent for the benefit of the Purchasers may rely on the following representations made by such Grantor on or with respect to any Equipment:

            (a) All Equipment is located only at such Grantor's locations set forth in Exhibit C hereto or at such other locations as to which such Grantor has notified the Collateral Agent in writing not less than 30 days prior to such relocation and has provided to the Collateral Agent for the benefit of the Purchasers executed financing statements for such location satisfying the requirements of Section 2 hereof,

            (b) None of its Equipment is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Collateral Agent for the benefit of the Purchasers hereunder and Permitted Liens;


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            (c) No Equipment, without the prior written consent of the
Collateral Agent upon 30 days' prior notice to the Collateral Agent, of such Grantor is at or shall be kept at any location that is leased by such Grantor from any other Person unless such location and lessee is set forth on Exhibit C hereto and the lessor waives its rights with respect to such Equipment in form and substance acceptable to the Collateral Agent for the benefit of the Purchasers; provided, however, the provisions of this Section 9(c) shall not apply to any Equipment listed on Schedule 8.8 of the Purchase Agreement.

      10.   Casualty and Liability Insurance Required.

            (a) Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including, without limiting the generality of any other covenant herein contained:

                  (i) casualty insurance on the Inventory and the Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire and lightning and other hazards ordinarily included under uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located;

                  (ii) comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Collateral Agent for the benefit of the Purchasers), with Collateral Agent for the benefit of the Purchasers as additional insured parties, in amounts as shall be reasonably satisfactory to Collateral Agent for the benefit of the Purchasers;

                  (iii) liability insurance with respect to the operation of its facilities under the workers' compensation laws of the states in which such Collateral is located; and

                  (iv) business interruption insurance.

            (b) Each insurance policy obtained in satisfaction of the requirements of Section 10(a) hereof:

                  (i) may be provided by blanket policies now or hereafter maintained by each Grantor or the Company for itself and all Subsidiaries;

                  (ii) shall be issued by such insurer (or insurers) as shall be financially responsible, of recognized standing and reasonably acceptable to the Collateral Agent for the benefit of the Purchasers;

                  (iii) shall be in such form and have such provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable in all respects to the Collateral Agent for the benefit of the Purchasers;

                  (iv) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Collateral Agent, except for non-payment of premium, in which case such policies shall provide thirty (30) days' prior written notice; and

                  (v) without limiting the generality of the foregoing, all insurance policies where applicable under Section 10(a)(i) carried on the Collateral shall name the Collateral Agent for the benefit of the Purchasers as additional loss payee and the Collateral Agent for the benefit of the Purchasers as additional party insured thereunder in respect of any claim for payment.

            (c) Prior to expiration of any such policy, such Grantor shall furnish the Collateral Agent for the benefit of the Purchasers with evidence satisfactory to the Collateral Agent for the benefit of the Purchasers that the policy or certificate has been renewed or replaced or is no longer required by this Agreement.

            (d) Each Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent for the benefit of the Purchasers (and all officers, employees or agents designated by the Collateral Agent for the benefit of the Purchasers), effective upon the occurrence and during the continuance of an Event of Default, as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. The power of attorney granted in this Section 10(d) shall terminate upon the termination of this Agreement as set forth in Section 28 hereof.

            (e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition subject to ordinary wear and tear, the Collateral Agent for the benefit of the Purchasers may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Collateral Agent for the benefit of the Purchasers, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Collateral Agent for the benefit of the Purchasers and shall be additional Secured Obligations secured by the Collateral.

            (f) Each Grantor agrees that to the extent that it shall not carry insurance required by Section 10(a) hereof, it shall in the event of any loss or casualty pay promptly to the Collateral Agent for the benefit of the Purchasers for application in accordance with the provisions of Section 10(h) hereof, such amount as would have been received as Net Proceeds (as hereinafter defined) by the Collateral Agent for the benefit of the Purchasers under the provisions of
Section 10(h) hereof had such insurance been carried to the extent required.

            (g) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 10(a)(ii) and 10(a)(iii) hereof shall be applied by such Grantor toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

            (h) The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 10(a)(i) hereof shall be paid to such Grantor and held by such Grantor in a separate account and applied as follows: (i) as long as no Event of Default shall have occurred and be continuing, after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of 30 days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace the Collateral so damaged, (y) deliver such Net Proceeds to the Collateral Agent for the benefit of the Purchasers as additional Collateral or
(z) apply such Net Proceeds to the acquisition of tangible assets used or useful in the conduct of the business of such Grantor, subject to the provisions of this Agreement. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to its condition prior to damage or replaced with Collateral in a condition substantially similar to the condition of the Collateral so replaced prior to damage; and (ii) at all times during which an Event of Default shall have occurred and be continuing, after any loss under such insurance and payment of the proceeds of such insurance, such Grantor shall immediately deliver such Net Proceeds to the Collateral Agent for the benefit of the Purchasers as additional Collateral.

            (i) "Net Proceeds" when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds less all taxes, fees and expenses (including attorneys' fees and disbursements) incurred in the realization thereof.

            (j) In case of any material damage to or destruction of all or any part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Collateral Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations. Each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance.

      11. Rights and Remedies Upon Event of Default. Upon and during the continuance of an Event of Default, the Collateral Agent for the benefit of the Purchasers shall have the following rights and remedies in addition to any rights and remedies set forth elsewhere in this Agreement, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

            (a) All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, the Guaranty, the Purchase Agreement or any other Transaction Document;

            (b) The right to foreclose the Liens and security interests created under this Agreement by any available judicial procedure or without judicial process;

            (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice and opportunity for a hearing on the validity of the Collateral Agent for the benefit of the Purchasers's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Collateral Agent for the benefit of the Purchasers or any agent of the Collateral Agent for the benefit of the Purchasers, for such time as the Collateral Agent for the benefit of the Purchasers may desire, in order effectively to collect or liquidate the Collateral, and (ii) require such Grantor to assemble the Collateral and make it available to the Collateral Agent for the benefit of the Purchasers at a place to be designated by the Collateral Agent for the benefit of the Purchasers that is reasonably convenient to both parties;

            (d) The right to (i) demand payment of the Accounts; (ii) enforce payment of the Accounts, by legal proceedings or otherwise; (iii) exercise all of a Grantor's rights and remedies with respect to the collection of the Accounts and General Intangibles; (iv) settle, adjust, compromise, extend or renew the Accounts, General Intangibles and Contract Rights; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (vi) if permitted by applicable law, sell or assign the Accounts, General Intangibles and Contract Rights upon such terms, for such amounts and at such time or times as the Collateral Agent for the benefit of the Purchasers deems advisable; (vii) discharge and release the Accounts; (viii) take control, in any manner, of any item of payment or proceeds referred to in Section 4 above; (ix) prepare, file and sign a Grantor's name on a Proof of Claim in bankruptcy or similar document against any Account Debtor; (x) prepare, file and sign a Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts; (xi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory or Equipment;
(xii) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (xiii) to open such Grantor's mail and collect any and all amounts due to such Grantor from Account Debtors; (xiv) to take over such Grantor's post office boxes or make other arrangements as the Collateral Agent for the benefit of the Purchasers deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Collateral Agent for the benefit of the Purchasers may designate; and (xv) to notify any or all Account Debtors that the Accounts have been assigned to the Collateral Agent for the benefit of the Purchasers and that Collateral Agent for the benefit of the Purchasers has a security interest therein (provided that the Collateral Agent for the benefit of the Purchasers may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the sole discretion of the Collateral Agent for the benefit of the Purchasers, may be sent on such Grantor's stationery, in which event such Grantor shall cosign such notice with the Collateral Agent for the benefit of the Purchasers; and (xvi) do all acts and things and execute all documents necessary, in the sole discretion of the Collateral Agent for the benefit of the Purchasers, to collect the Accounts and General Intangibles; and

            (e) The right to sell, assign, lease or to otherwise dispose of all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Collateral Agent for the benefit of the Purchasers, in its sole discretion, may deem advisable. The Collateral Agent for the benefit of the Purchasers shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Collateral Agent for the benefit of the Purchasers may see fit. The Collateral Agent for the benefit of the Purchasers may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Collateral Agent for the benefit of the Purchasers has no obligation to preserve rights to the Collateral against prior parties or to marshall any Collateral for the benefit of any Person. The Collateral Agent for the benefit of the Purchasers is hereby granted a license or other right to use, without charge, each of Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and a Grantor's rights under any license and any franchise agreement shall inure to the benefit of the Collateral Agent for the benefit of the Purchasers. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Collateral Agent for the benefit of the Purchasers shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such salable form as the Collateral Agent for the benefit of the Purchasers shall deem appropriate, but the Collateral Agent for the benefit of the Purchasers shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Collateral Agent for the benefit of the Purchasers for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent for the benefit of the Purchasers may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like; and then to the satisfaction of all Secured Obligations as determined by the Collateral Agent for the benefit of the Purchasers. Any sale or other disposition of the Collateral and the possession thereof by the Collateral Agent for the benefit of the Purchasers shall be in compliance with all provisions of applicable law (including applicable provisions of the Uniform Commercial Code). Each Grantor shall be liable to the Collateral Agent for the benefit of the Purchasers and shall pay to the Collateral Agent for the benefit of the Purchasers on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

      12. Anti-Marshalling Provisions. The right is hereby given by each Grantor to the Collateral Agent for the benefit of the Purchasers to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Collateral Agent for the benefit of the Purchasers without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release such Grantor from liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Collateral Agent for the benefit of the Purchasers, the Collateral Agent for the benefit of the Purchasers shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Collateral Agent for the benefit of the Purchasers in the manner set forth herein. Each Grantor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

      13. Indemnity and Expenses.

            (a) Each Grantor agrees to indemnifY the Collateral Agent for the benefit of the Purchasers and each of the Purchasers from and against any and all claims, losses and liabilities (other than Excluded Expenses (as such term is defined in Section 1(d) of the Pledge Agreement) growing out of or resulting from this Agreement that are incurred by the Collateral Agent for the benefit of the Purchasers on behalf of the Purchasers (including without limitation enforcement of this Agreement), except claims, losses or liabilities directly resulting from the gross negligence or willful misconduct of the Collateral Agent or any Purchaser.

            (b) Each Grantor will upon demand pay to the Collateral Agent for the benefit of the Purchasers the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents (other than Excluded Expenses (as such term is defined in Section 1(d) of the Pledge Agreement, that the Collateral Agent for the benefit of the Purchasers may incur in connection with (i) the administration or amendment of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent for the benefit of the Purchasers, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

      14. Appointment of Agent as Grantor's Lawful Attorney. Without limitation of any other provision of this Agreement, each Grantor irrevocably designates, makes, constitutes and appoints the Collateral Agent for the benefit of the Purchasers (and all Persons designated by the Collateral Agent for the benefit of the Purchasers) as the Grantor's true and lawful agent (and attorney-in-fact) at all times upon the occurrence and during the continuation of an Event of Default, to take all actions and to do all things required to be taken or done by the Grantor under this Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

            (c) to endorse such Grantor's name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the possession or control of the Collateral Agent for the benefit of the Purchasers, and deposit the same to the account of the Collateral Agent for the benefit of the Purchasers on account and for payment of the Secured Obligations;

            (d) to file any claims or take any action or institute any proceedings that the Collateral Agent for the benefit of the Purchasers may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent for the benefit of the Purchasers with respect to any of the Collateral; and

            (e) to execute, in connection with the sale provided for in Section 11, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

      All acts of the Collateral Agent for the benefit of the Purchasers or its designee taken pursuant to this Section 14 are hereby ratified and confirmed by each Grantor and the Collateral Agent for the benefit of the Purchasers or its designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law, other than as a result of its gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable by such Grantor until this Agreement has been terminated. The power of attorney granted in this Section 14 shall terminate upon the termination of this Agreement as set forth in Section 28 hereof.

      15. Supplemental Documentation. At the request of the Collateral Agent for the benefit of the Purchasers, each Grantor shall execute and deliver to the Collateral Agent for the benefit of the Purchasers, at any time or times hereafter, all documents, instruments and other written matter that the Collateral Agent for the benefit of the Purchasers may request to perfect and maintain perfected the security interest of the Collateral Agent for the benefit of the Purchasers in the Collateral, in form and substance acceptable to the Collateral Agent for the benefit of the Purchasers, and pay all charges, expenses and fees the Collateral Agent for the benefit of the Purchasers may reasonably incur in filing any of such documents, and all taxes relating thereto. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed by the Collateral Agent for the benefit of the Purchasers in any filing office.

      16. Waivers. In addition to the other waivers contained herein, each Grantor hereby expressly waives, to the extent permitted by law: presentment for payment, demand, protest, notice of demand, notice of protest, notice of default or dishonor, notice of payments and nonpayments and all other notices and consents to any action taken by the Collateral Agent for the benefit of the Purchasers unless expressly required by this Agreement.

      17. Trade Names. Each Grantor represents that the only Trade Names and Trade Styles used by such Grantor are as set forth on Exhibit D, next to the name of such Grantor.

      18. Absolute Rights and Obligations. All rights of the Collateral Agent for the benefit of the Purchasers granted hereunder, and each of the Secured Obligations, shall be absolute and unconditional irrespective of:

            (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from, the Purchase Agreement or any other Transaction Document, including, but not limited to, (i) an increase or decrease in the Secured Obligations and (ii) an amendment of any Transaction Document to permit the Collateral Agent for the benefit of the Purchasers or any one or more of them to extend further or additional credit to the Company in any form including credit by way of loan, purchase of assets, guarantee or otherwise, which credit shall thereupon be and become subject to the Purchase Agreement and the other Transaction Documents as a Secured Obligation;

            (b) any taking and holding of collateral or guarantees for all or any of the Secured Obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any such collateral or guarantees, or any non-perfection of any such collateral, or any consent to departure from any such guaranty;

            (c) any manner of application of collateral, or proceeds thereof, securing payment or enforcement of all or any of the Secured Obligations, or the manner of sale of any such collateral;

            (d) any consent by the Purchasers to the change, restructure or termination of the corporate structure or existence of the Company or any Grantor and any corresponding restructure of the Secured Obligations, or any other restructure or refinancing of the Secured Obligations or any portion thereof,

            (e) any modification, compromise, settlement or release by the Purchasers, by operation of law or otherwise, collection or other liquidation of the Secured Obligations or the liability of any Grantor (other than the Grantor against which this Agreement is to be enforced), or of any collateral for the Secured Obligation (including without limitation any collateral pledged as security for the Secured Obligations under the other Transaction Documents), in whole or in part, and any refusal of payment by the Collateral Agent for the benefit of the Purchasers in whole or in part, from any Grantor (other than the Grantor against which this Agreement is sought to be enforced) in connection with any of the Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Grantor; or

            (f) any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, any Grantor.

      The granting of a security interest in the Collateral shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Collateral Agent for the benefit of the Purchasers, upon the insolvency, bankruptcy or reorganization of the Company or any Grantor or otherwise, all as though such payment had not been made

      19. Definitions. All terms used herein which are not defined herein or in the Purchase Agreement shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

      20. Entire Agreement. This Agreement, together with the Purchase Agreement, the Guaranty and other Transaction Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

      21. Further Assurances. Each Grantor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Collateral Agent for the benefit of the Purchasers may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent for the benefit of the Purchasers its rights, powers and remedies hereunder. Each Grantor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Collateral Agent for the benefit of the Purchasers to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such issuers or obligors.

      22. Intentionally Omitted.

      23. Intentionally Omitted.

      24. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      25. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor, and the right, remedies, powers, and privileges of the Collateral Agent for the benefit of the Purchasers on behalf of the Purchasers hereunder shall inure to the benefit of the successors and assigns of the Collateral Agent on behalf of the Purchasers; provided, however, that no Grantor shall make any assignment hereof without the prior written consent of the Collateral Agent for the benefit of the Purchasers.

      26. Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

      27. Remedies Cumulative. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Collateral Agent for the benefit of the Purchasers provided by law or under the Purchase Agreement, the other Transaction Documents, or other applicable agreements or instruments. The purchase of the Notes by the Purchasers pursuant to the Purchase Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Grantor's execution and delivery hereof.

      28. Termination. This Agreement and all obligations of each Grantor hereunder shall terminate on the payment in full of the Notes, at which time the Liens and rights granted to the Collateral Agent for the benefit of the Purchasers hereunder shall automatically terminate and no longer be in effect, and the Collateral shall automatically be released from the Liens created hereby. Upon such termination of this Agreement, the Collateral Agent for the benefit of the Purchasers shall, at the sole expense of the Grantors, reassign and redeliver to each applicable Grantor such Collateral then held by or for the Collateral Agent for the benefit of the Purchasers and execute and deliver to such Grantor such documents as such Grantor shall reasonably request and take such further actions as may be reasonably necessary to effect the same.

      29. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to the Company or any Grantor, at the Company's address indicated in Section 12.9 of the Purchase Agreement and (b) with respect to the Collateral Agent for the Purchasers, at the

Collateral Agent for the benefit of the Purchasers's address indicated in
Section 12.9 of the Purchase Agreement. All such notices shall be given and shall be effective as provided in Section 12.9 of the Purchase Agreement.

      30. Governing Law; Service of Process.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

            (b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY TO THIS AGREEMENT WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED IN SECTION 29 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. EACH PARTY TO THIS AGREEMENT HEREBY KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            (c) EACH PARTY TO THIS AGREEMENT AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                           [Signature pages following]

            IN WITNESS WHEREOF, the parties have duly executed this Security Agreement the day and year first written above.

                                       GRANTORS:

                                       SENETEK PLC

                                       By:   /s/ FRANK MASSINO
                                             -----------------------------------
                                       Name:
                                       Title:


                                       SENETEK DRUG DELIVERY
                                          TECHNOLOGIES, INC.

                                       By:   /s/ FRANK MASSINO
                                             -----------------------------------
                                       Name:
                                       Title:

                                       CARME' COSMECEUTICAL
                                          SCIENCES, INC.

                                       By:   /s/ FRANK MASSINO
                                             -----------------------------------
                                       Name:
                                       Title:


                                       SECURED PARTY:

                                       SILVER CREEK INVESTMENTS, LTD.
                                       as Collateral Agent for the benefit of
                                       the Purchasers

                                       By:
                                             -----------------------------------
                                       Name:
                                       Title:


                     [Signature page to Security Agreement]